UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2014 (October 29, 2014)

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2014, Tecogen Inc. (the “Company”) promoted Benjamin M. Locke, age 46, to Co-CEO, effective immediately. Mr. Locke will serve with current Company CEO, John N. Hatsopoulos.

Mr. Locke joined the Company in June 2013 as its director of corporate strategy and was later promoted to general manager in December 2013. Prior to joining the Company, from 2001 to 2013 Mr. Locke served as director of business development at Metabolix Inc.. There he was responsible for developing and executing strategic arrangements with businesses and governments for the commercialization of profitable new clean energy technologies.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits
The registrant hereby files the following exhibit:
Exhibit 99.1 – Press Release announcing Benjamin Locke becoming co-CEO, dated October 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 3, 2014

TECOGEN, Inc.

By:        /s/ David A. Garrison
David A. Garrison
Chief Financial Officer